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                                                                     Exhibit 3.5



                             File Number [Illegible]
                                         -----------

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE

         Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF U.S.A. GLASS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF
ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

         Now therefore, I, Jim Edgar, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

         In testimony whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois at the City of Springfield, this 26th day of April AD 1989 and of the Independence of the United States the two hundred and 13th,

                                             /s/ Jim Edgar
                                             ----------------------------------
                                             Secretary of State


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ARTICLES OF INCORPORATION

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE       The name of the corporation is U.S.A. Glass, Inc.

ARTICLE TWO       The name and address of the initial registered agent and its registered office are:

                  Registered Agent

                           Maurice P. Raizes

                  Registered Office

                           208 South LaSalle Street, Suite 1860
                           Chicago, 60604 Cook

ARTICLE THREE     The purpose or purposes for which the corporation is organized are:

                  The distribution, sale and installation of automobile glass and related products. The transaction of any and all lawful business for which corporations may be incorporated under the Illinois Corporations Act.

ARTICLE FOUR      Paragraph 1: The authorized shares shall be:


                  Class             *Par value per share       Number of shares
                                                               authorized

                  Common            N/A                        10,000

                  Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of shares of each class are:


ARTICLE FIVE:     The number of shares to be issued initially, and the
                  consideration to be received by the corporation therefore, are:


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                                           Number of
                           *Par Value      shares to be      Consideration to be
               Class       per share       issued            received therefor

               Common      N/A             100               $100.00



                                                 Total       $100.00

ARTICLE SIX    OPTIONAL

               The number of directors constituting the initial board of directors of the corporation is ________, and the names and addresses of the persons who are to serve as directors under the first annual meeting of shareholders or until their successors be elected and qualify are:


                        Name            Residential Address


ARTICLE SEVEN  OPTIONAL


               (a) It is estimated that the value of all     $_________________
                   property to be owned by the
                   corporation for the following year
                   wherever located will be:

               (b) It is estimated that the value of the     $_________________
                   property to be located within the State
                   of Illinois during the following year
                   will be:

               (c) It is estimated that the gross amount of  $_________________
                   business will be transacted by the
                   corporation during the following year
                   will be:


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               (a) It is estimated that the value of all     $_________________
                   property to be owned by the
                   corporation for the following year
                   wherever located will be:

               (d) It is estimated that the gross amount of  $_________________
                   business which will be translated from
                   places of business in the State of
                   Illinois during the following year will
                   be:

ARTICLE EIGHT  OTHER PROVISIONS

               Attached separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing pre-emptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements; fixing a duration other than perpetual; etc.

     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated: August 22, 1988

         Signatures and Names             Post Office Address

1.   /s/ Richard J. Lee                   1.  1880 W. Fullerton Ave.
     -----------------------------            Chicago, IL 60614
     Richard Lee
     -----------------------------

2.                                        2.
     -----------------------------            ---------------------------------

     -----------------------------        -------------------------------------

3.                                        3.
     -----------------------------           ----------------------------------

     -----------------------------        -------------------------------------

(Signatures must be in ink on original document. Carbon copy, xerox or rubber stamp signal. may only be used on conformed copies)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.


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                                State of Illinois
                                    Office of
                             THE SECRETARY OF STATE

         Whereas, ARTICLES OF INCORPORATION OF U.S.A. GLASS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

         Now therefore, I, Jim Edgar, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

         In testimony whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois at the City of Springfield, this 29th day of August AD 1988 and of the Independence of the United States the two hundred and 13th,

                                             /s/ Jim Edgar
                                             -----------------------------------
                                             Secretary of State


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                              ARTICLES OF AMENDMENT

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE  The name of the corporation is U.S.A. Glass, Inc.

ARTICLE TWO  The following amendment of the Articles of Incorporation was adopted on April 7, 1989 in the manner indicated below. ("x" one box only)

                  [ ] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                                                              (Note 2)

                  [ ] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                                                              (Note 3)

                  [ ] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the Articles of incorporation were voted in favor of the amendment;

                                                              (Note 4)

                  [ ]      By the shareholders, in accordance with Sections
                           10.20 and 7.10 a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the Articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
                           Section 7.10;

                                                              (Note 4)

                  [ ]      By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                              (Note 4)

                               (INSERT AMENDMENT)

(Any article being amended is required to be set forth in its entirety.) (Suggested language for an amendment to change the corporate name is RESOLVED, that the Articles of Incorporation be amended to read as follows:)

                                U.S.A. Glas, Inc.
--------------------------------------------------------------------------------
                                   (New Name)


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ARTICLE THREE     The manner in which any exchange, reclassification or
                  cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or elected by this amendment, is as follows. (If not applicable, insert "No change")

                                    No change

ARTICLE FOUR      (a) The manner in which said amendment effects a change in the amount of paid-in-capital (Paid-in capital replaces the terms
                  Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert
                  "No change")

                                    No change

                  (b) The amount of paid-in capital (Paid in Capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts; as changed by this amendment is as follows:
                  (If not applicable, insert "No change")

                                    No change

                                    Before Amendment   After Amendment

                  Paid-In Capital   $_______________   $_____________

                       (Complete either Item 1 or 2 below)

         The undersigned corporation has caused these Articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated April 10, 1989                            U.S.A. Glass, Inc.

Attested by /s/ Maurice P. Raizes            by /s/ Joe Kellman
            -------------------------------     --------------------------------
            (Signature of Secretary)            (Signature of President)

            Maurice P. Raizes, Secretary        Joe Kellman, President
            -------------------------------     --------------------------------
            (Type or Print Name and Title)      (Type of Print Name and Title)

            If amendment is authorized by the incorporators, the Incorporators must sign below.

                                       OR

            If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

            The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Dated_____________________________, 19__

----------------------------------------    ------------------------------------

----------------------------------------    ------------------------------------

----------------------------------------    ------------------------------------


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                             NOTES AND INSTRUCTIONS

NOTE 1. State the true exact corporate name as it appears on the records of the office of the Secretary of State. BEFORE any amendments herein reported.

NOTE 2. Incorporators are permitted to adopt amendments only before any shares have been issued and before any directors have been named or elected. (ss. 1010)

NOTE 3. Directors may adopt amendments without shareholder approval in only six instances, as follows:

                           (a) to remove the names and addresses of directors named in the Articles of incorporation;

                           (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to ss.5.10 is also filed;

                           (c) to split the issued who shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

                           (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp", "inc.", "co.", or "ltd." or a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

                           (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with ss.9.05.

                           (f) to restate the Articles of incorporation as currently amended.(ss.10.15)

NOTE 4. All amendments not adopted under ss.10.10 or ss.10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

                           Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or
                           (2) by consent, in writing, without a meeting.

                           To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

                           The Articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when class voting applies. (ss.10.20)

NOTE 5. When shareholder approval is by written consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the amendment. (secs.7.10 & 10.20)


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                             File Number 5520-596-5

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE

              To all to whom these Presidents Shall Come Greeting:

         I, George H. Ryan, Secretary of State of the State of Illinois, do hereby certify that U.S.A. GLAS, INC., A DOMESTIC CORPORATION, INCORPORATED UNDER THE LAWS OF THIS STATE AUGUST 29, 1988, APPEARS TO HAVE COMPLIED WITH ALL THE PROVISIONS OF THE BUSINESS CORPORATION ACT OF THIS STATE RELATING TO THE FILING OF ANNUAL REPORTS AND PAYMENT OF FRANCHISE TAXES, AND AS OF THIS DATE, IS IN GOOD STANDING AS A DOMESTIC CORPORATION IN THE STATE OF ILLINOIS***











                                    In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois this 10th day of DECEMBER A.D., 1997.

                                    /s/ George H. Regan
                                    --------------------------------------------
                                    SECRETARY OF STATE